Exhibit 10.27

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT made as of this ___ day of ____________, 2012, between IceWEB, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, pursuant to a Confidential Private Placement Memorandum dated June __, 2012 (the “PPM”), the Company is offering in a private placement (the “Offering”) to accredited investors a minimum of 833,334 Units (the “Minimum Offering”) and a maximum of 20,833,334 Units (the “Maximum Offering”), plus up to an additional 8,333,334 Units to cover over-allotments, at a purchase price of $0.12 per Unit, with each Unit (the “Units”) consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), one five-year detachable Series R warrant (individually, a “Warrant” and if more than one, the “Warrants”) to purchase one share of Common Stock with an exercise price of $0.15 per share. Each Warrant is exercisable for a term of sixty (60) months following closing on Subscriber’s subscription to the Units. The Warrants are callable by the Company in the event the closing price of the Company’s Shares on the OTC Bulletin Board closes at or above $0.25 per share for ten (10) consecutive trading days providing that the Shares underlying the Warrants are covered by an effective registration statement; and

WHEREAS, the Subscriber desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units set forth upon the signature page hereof, at a price equal to $0.12 per Unit, and the Company agrees to sell such to the Subscriber for said purchase price, subject to the Company’s right to sell to the Subscriber such lesser number of (or no) Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions set forth in the Memorandum or by check payable to SunTrust Bank, as Escrow Agent for IceWEB Inc.

1.2           The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the Units are not registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law; (iii) there is no trading market for the Units, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment; (iv) transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

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1.3           The Subscriber is an “accredited investor,” as such term in defined in Rule 501 of Regulation D promulgated under the Act, and the Subscriber is able to bear the economic risk of an investment in the Units.

1.4           The Subscriber acknowledges receipt and careful review of the PPM, all supplements to the PPM, and all other documents furnished in connection with this transaction by the Company, including but not limited to the exhibits to the PPM (collectively, the “Offering Documents”), and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested. The Subscriber has not relied on any statements made or information provided by any placement agent retained by the Company in connection with this Offering.

1.5           The Subscriber acknowledges that the purchase of the Units may involve tax consequences to the Subscriber and that the contents of the Offering Documents do not contain tax advice. The Subscriber acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Units. The Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the Subscriber’s Units and the corporate structure of such entity.

1.6           The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering. The Subscriber represents that the Units are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer the Units unless they are registered under the Act or unless an exemption from such registration is available.

1.7           Except as set forth in the Registration Rights Agreement (as defined in the PPM), the Subscriber understands that they will not be able to resell the Units, the Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) until all of the conditions under Rule 144 have been satisfied however there can be no assurance that the conditions necessary to permit such sales under Rule 144 will always be satisfied.

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1.8           The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his, her or its representation to the Company and the SEC might regard such a sale or disposition as a deferred sale, for which such exemption is not available.

1.9           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock or the Warrants stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

1.10         The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

1.11         The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

1.12         The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

1.13         The Subscriber understands that, pursuant to the terms of the Offering as set forth in the PPM, the Company must receive subscriptions for the Minimum Offering in order to close on the sale of any Units and that persons affiliated with the Company or its consultants, advisors, or placement agents may subscribe for Units, in which case the Company may accept subscriptions from such affiliated parties in order to reach the Minimum Offering; and that, accordingly, no investor should conclude that achieving the Minimum Offering is the result of any independent assessment of the merits or advantages of the Offering or the Company made by Subscribers in the Minimum Offering.

1.14         The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

II.	REPRESENTATIONS BY THE COMPANY

2.1           The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

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(a)          The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For purpose of this Agreement, (i) “Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise, and (ii) a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

(b)          (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Units, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Units) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies. For purpose of this Agreement, “Transaction Documents” shall mean this Agreement, the Registration Rights Agreement and the Escrow Agreement entered into in connection with this Offering.

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(c)          The Units and the Warrants have been duly and validly authorized and will be duly and validly issued at closing of the Offering, and constitute legal, valid and binding obligations of the Company. The Common Stock and the Warrants Shares have been duly and validly authorized and, when issued at the closing or upon exercise of and in accordance with the Warrants, will be validly issued, fully paid and non-assessable and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Subject to the accuracy of the representations and warranties of the Subscribers to this Agreement, the offer and issuance by the Company of the Units is exempt from registration under the Act.

(d)          The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Act, the Securities Exchange Act of 1934, as amended, and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Shares in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

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(e)          As of June 11, 2012, the authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Common Stock, of which 172,899,427 shares are issued and outstanding, 4,012,162 shares are reserved for issuance pursuant to stock options granted under the Company’s equity compensation plans, and 48,117,488 shares are reserved for issuance pursuant to warrants to purchase Common Stock, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of which 626,667 shares are issued and outstanding. Except as described above or in the Memorandum, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Act (except for the registration rights provisions contained herein) and (iii) except as set forth on Schedule 2.1(e) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any lien imposed through the actions or failure to act of the Company.

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(f)          The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(g)          Except as set forth in the Memorandum, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries.

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(h)          The Company confirms that neither it nor any other person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscribers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, results of operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Subscribers makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section I.

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(i)          The Company owns, is licensed or otherwise has adequate rights to use Company technology (including but not limited to patented, patentable and unpatented inventions and unpatentable proprietary or confidential information, systems or procedures), designs, processes, trademarks, trade secrets, know how, copyrights and other works of authorship, computer programs and technical data and information that are or could reasonably be expected to be material to its business as currently conducted or proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or proposed to be sold by any of the Company (collectively, the “Intellectual Property”). The Company has not received any threat of or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property. Except as set forth in the Offering Documents, the Company is not obligated or under any liability whatsoever to make any material payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of its businesses or otherwise. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property in all material aspects, including, but not limited to complying with all duty of disclosure requirements before the U.S. Patent and Trademark Office and any other non-U.S. Patent Offices as appropriate, and has no reason to believe that such Intellectual Property is not or, if not yet patented or registered, would not be, valid and enforceable against an unauthorized user.

(j)          No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Units by the Company, in connection with the execution, delivery and performance of this Agreement by the Company.

(k)          Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Units. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Subscriber or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than Meyers Associates, LP (the “Placement Agent”), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Units.

(l)          Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Units, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Units (other than the Placement Agent), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries (other than the Placement Agent).

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(m)          The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(n)          The Transaction Documents and each of the Company’s reports and filings filed with the Securities and Exchange Commission are true and correct in all material respects and do not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement was or will be, when made, inaccurate, untrue or incorrect. All statistical or market-related data included in the Offering Documents are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

2.2           The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Units.

III.	INDEMNIFICATION

3.1           The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, the Subscriber’s officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company of this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder.

3.2           The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber or breach of any warranty by the Subscriber of this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, provided, however, that such indemnity shall in no event exceed the net proceeds received by the Company from the Subscriber as a result of the sale of Units to the Subscriber.

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3.3           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Article III and shall only relieve it from any liability which it may have to such indemnified party under this Article III, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article III for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

IV.	TERMS OF SUBSCRIPTION

4.1           Subject to Section 4.2 hereof, the subscription period will begin as of the date of the PPM and will terminate at 11:59 PM Eastern Time, on the earlier of the date on which the Maximum Offering is sold or the Offering is terminated by the Company (the “Termination Date”). The minimum subscription amount is $100,000, although the Company may, in its discretion, accept subscriptions for less than $100,000.

4.2           The Subscriber shall effect a wire transfer in the full amount of the purchase price for the Units to the Company’s escrow account pursuant to the wire instructions set forth in the Memorandum or shall deliver a check in payment of the purchase price for the Units.

4.3           Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Company’s escrow agent, which funds shall be held and distributed pursuant to an Escrow Agreement, the form of which is attached as an exhibit to the PPM. If the Company shall not have obtained subscriptions (including this subscription) for the Minimum Offering on or before the Termination Date (as such date may be extended by the Company and Placement Agent), then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned without interest to the Subscriber, to the same account from which the funds were drawn. If subscriptions are received and accepted and payment tendered for the Minimum Offering on or prior to the Termination Date, then all subscription proceeds (less fees and expenses) shall be paid over to the Company within ten (10) days thereafter or such earlier date that is one (1) business day after the amount of good funds in escrow equals or exceeds the Minimum Offering. In such event, sales of the Units may continue thereafter until the earlier of the date on which the Maximum Offering is sold and the Termination Date, with subsequent releases of funds from time to time at the discretion of the Company.

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4.4           The Subscriber hereby authorizes and directs the Company and its escrow agent to deliver any certificates or other written instruments representing the Units, and/or its underlying securities to be issued to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof. The Company covenants to deliver the Common Stock and Warrants within five (5) Business Days of closing on the Subscriber’s funds.

4.5           The Subscriber hereby authorizes and directs the Company and its escrow agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

V.	MISCELLANEOUS

5.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at IceWEB, Inc., 22900 Shaw Road, Suite 111, Sterling, VA 20166, Attention: Chief Financial Officer, facsimile: (571) 287-2396, and to the Subscriber at the address or facsimile number indicated on the signature page hereof. Notices shall be deemed to have been given on the date when mailed or sent by facsimile transmission or overnight courier, except notices of change of address, which shall be deemed to have been given when received.

5.2           This Subscription Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering.

5.3           This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated only before a Federal court located in New York, New York and they hereby submit to the exclusive jurisdiction of the federal courts located in New York, New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

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5.5           No delay on the part of any of the Company or Subscriber in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Company or Subscriber of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

5.6           This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) reduce the amount of or reject any subscription.

5.7           The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.8           It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

5.9           The Company and Subscriber agree that each will hold in strict confidence all information and documents received from the other in connection with the Offering. If the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other party all such documents then in such receiving party's possession without retaining copies thereof, provided, however, that each party's obligations hereunder to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the other or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or shareholders, which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed.

5.10         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

__________________________	X $0.12 for each Unit	= $_____________________.
Number of Units subscribed for		Aggregate Purchase Price

Payment for Units shall be by (Please Check All that Apply):

1.	☐	Wire Transfer
2.	☐	Check

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan
2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	☐	Community Property	9.	☐	Married with Separate Property
4.	☐	Tenants in Common	10.	☐	Keogh
5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety
6.	☐	IRA	12.	☐	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN:

• INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10

• SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11

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EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Subscriber)

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Conduct Rules

ACCEPTED this ____ day of __________ 2012, on behalf of IceWEB, Inc.
Name of FINRA Firm

By:	By:
Name:	Name:
Title:	Title:

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)
Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

[seal]	By:
Name:
Attest:		Title:
(If Entity is a Corporation)

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Conduct Rules

ACCEPTED this ____ day of __________ 2012, on behalf of IceWEB, Inc.
Name of FINRA Firm

By:	By:
Name:	Name:
Title:	Title:

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